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                                                                  EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 23, 1998 included in Recovery Network, Inc. and Subsidiary's Form 10-KSB for the year ended June 30, 1998 and to all references to our Firm included in the registration statement.


                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                                 ARTHUR ANDERSEN LLP


Los Angeles, California
June 14, 1999